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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         ------------------------------



                                December 31, 1998

                                -----------------

                Date of Report (Date of earliest event reported)



                              THE PRESLEY COMPANIES

                            -------------------------

             (Exact name of registrant as specified in its charter)



          Delaware                      0-18001                33-0475923
(State or other Jurisdiction        (Commission               (IRS Employer
        of Incorporation)           File Number)          Identification Number)



               19 Corporate Plaza, Newport Beach, California 92660

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               (Address of principal executive offices) (zip code)

                                 (949) 640-6400

                                  -------------

               Registrant's telephone number, including area code


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Items 1-4. Not Applicable.
           -------------

Item 5.    Other Events.
           ------------

        On December 31, 1998, The Presley Companies issued a press release, a copy of which is attached hereto as Exhibit 1, announcing the signing of a letter of intent with William Lyon Homes, Inc., a copy of which is attached hereto as Exhibit 2.



Item 6.    Not Applicable.
           --------------

Item 7.    Exhibits.
           --------

        Exhibit 1 - Press Release dated December 31, 1998.

        Exhibit 2 - Letter of Intent by and among William Lyon Homes, Inc., a California corporation, The Presley Companies, a Delaware corporation and The Presley Companies, a California corporation.

Item 8. Not Applicable.
        --------------



                                    SIGNATURE

        Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 1999

                                                 THE PRESLEY COMPANIES,
                                                 A Delaware corporation



                                                 By:    /s/ David M. Siegel
                                                        -----------------------
                                                 Name:  David M. Siegel
                                                 Title: Senior Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer

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                                  EXHIBIT INDEX

Exhibit               Description
-------               -----------

   1                 Press Release Dated December 31, 1998.

   2 Letter of Intent Dated December 30, 1998 by and among William Lyon Homes, Inc., a California corporation, The Presley Companies, a Delaware corporation and The Presley Companies, a California corporation.



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